SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2004
                                                  -----------------


                           MOTORSPORTS EMPORIUM, INC.
             (Exact name of Registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of Incorporation or organization)

      0-32323                                          20-1217659
------------------------                     ---------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

16055 N. Dial Blvd., Suite 5, Scottsdale, Arizona                    85260
-------------------------------------------------                    -----
 (Address of principal executive offices)                          (Zip Code)

                                 (480) 419-8607
                ------------------------------------------------
              (Registrant's telephone number, including area code)

             10631 E. Running Deer Trail, Scottsdale, Arizona 85262 (Former name or former address, if changed since last report)

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Item 2.01 Completion of Acquisition or Disposition of Assets.

     On December 20, 2004, the Company, Motorsports Emporium, Inc. (formerly Ten Stix, Inc.) entered into an Assignment Agreement and General Release with Thomas
A. Sawyer, Tony Cranford and Ten Stix Gaming, Inc., a wholly-owned subsidiary of the Company.

     Pursuant to the terms of the Assignment Agreement and General Release, in consideration of the assignment of 100% of the issued and outstanding common stock of Ten Stix Gaming, Inc., by the Company to Messrs. Sawyer and Cranford, with the exception of the provision of the Management Severance Agreement which provides for the execution of Consulting Agreements with Mr. Sawyer and Mr. Cranford, under which Mr. Sawyer and Mr. Cranford shall receive an aggregate of $60,000 for consulting services which shall survive this agreement and remain in full force, Ten Stix Gaming, Inc., Mr. Sawyer and Mr. Cranford, released the Company, its assigns, officers, directors, attorneys, agents, consultants, representatives, principals, predecessors and successors in interest, from any and all claims, demands, obligations pursuant to any agreement, liabilities, or causes of action of any nature whatsoever that Ten Stix Gaming, Inc., Mr. Sawyer and Mr. Cranford may now have or hereinafter acquire against the Company, including without limitation the payment of any deferred and unpaid accrued salaries, compensation, loans to and on behalf of the Company, reimbursement and/or any other claims.

     With the disposition of all the common stock of Ten Stix Gaming, Inc., the Company has completely divested itself of any interest in Ten Stix Gaming, Inc., and the gaming related business.

     The transaction was completed on December 20, 2004. A copy of the Assignment Agreement and General Release is incorporated by reference in this Current Report on Form 8-K, and is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

     Press Release Announcing Divestiture of Subsidiary
     --------------------------------------------------

     On December 21, 2004, the Company announced that the Company had completed the divestiture of all interest in Ten Stix Gaming, Inc., and the gaming related business, to Messrs. Thomas Sawyer and Tony Cranford. A copy of the Press Release is incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.2

     Change of Corporate headquarters
     --------------------------------

     Effective immediately, the Company has relocated is headquarters to 16055
N. Dial Blvd., Suite 5, Scottsdale, Arizona 85260.

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     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "8.01 Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Motorsports Emporium, Inc.
                                                (Registrant)


Date: December 21, 2004                         /s/ David Keaveney
                                                -------------------------------
                                                By: David Keaveney
                                                Its:  President and CEO


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                                INDEX TO EXHIBITS

Exhibit Number          Exhibit
--------------          ------------------------------------------------------
99.1                    Assignment Agreement and General Release dated
                        December 20, 2004

99.2                    Press Release